EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AGREEMENT
AND LINE OF CREDIT PROMISSORY NOTE

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND LINE OF CREDIT PROMISSORY NOTE (this "Amendment") is made and this 25th day of September, 2002, by and between 1ST FRANKLIN FINANCIAL CORPORATION, a Georgia corporation, ("Borrower"), and SOUTHTRUST BANK, an Alabama banking corporation, having its principal office in Birmingham, Alabama ("Lender").

R E C I T A L S:

Borrower and Lender are parties to that certain Loan Agreement dated as of September 25, 2001, (as may be amended or modified from time to time, the "Loan Agreement")  Borrower, pursuant to the Loan Agreement, executed and delivered to Lender that certain Line of Credit Promissory Note dated September 25, 2001, in the original principal amount of Twenty One Million and No/100 Dollars ($21,000,000.00) (the “Note”).  Borrower has requested Lender to modify the terms of the Loan Agreement and the Note.

Lender has agreed to the modification, subject to the execution and delivery of this Amendment, the other documents required hereby and the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree as follows:

1.

Recitals; Definitions.  The foregoing recitals are true and correct and are hereby incorporated herein by this reference.  All capitalized terms utilized herein, not defined herein but defined in the Loan Agreement, shall have the definitions ascribed thereto in the Loan Agreement.

2. Amendments to Loan Agreement.

(a)

The definition of "Commitment Period" defined in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to “September 25, 2002” and inserting in lieu thereof “September 25, 2003”.

(b) Section 2.3 of the Loan Agreement is hereby amended by deleting the second sentence from said section in its entirety and inserting in lieu thereof the following:
“The Commitment Fee is payable, in arrears, quarterly December 25, March 25, June 25 and September 25 each year, during the Commitment Period.
3. Amendment to Note. The Note is hereby amended and modified to extend the Maturity Date of the Note from “September 25, 2002” to “September 25, 2003”.

4.

No Novation; Reaffirmation.  The execution and delivery of this Amendment does not and shall not constitute a novation of the Note, the Loan Agreement or any of the obligations set forth therein.  Borrower hereby reaffirms the Loan Agreement and the Note, as amended hereby, in all respects.  The Loan Agreement and the Note, as amended hereby, shall continue hereafter in full force and effect.  Borrower represents and warrants to Lender that there exists under the Note, the Loan Agreement or any other loan documents related thereto (collectively, the “Loan Documents") no Event of Default or any circumstance or state of facts that with the giving of notice, the passage of time or both could constitute an Event of Default.

5.

Modification of Loan Documents.  Borrower hereby reaffirms and restates each and every warranty and representation set forth in all Loan Documents. The terms of the Loan Documents are hereby modified and amended, effective as of the date hereof, so that any reference in any of the Loan Documents to the Note or the Loan Agreement shall refer to the Note or the Loan Agreement as amended herein or pursuant hereto or as referred to herein.

6.

No Waiver or Implication.  Nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under Note, the Loan Agreement or any other Loan Document.  No action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender.  Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loan or any matter relating to the Loan.

7.

Release and Waiver.  Borrower hereby agrees and certifies to Lender that it has absolutely no defenses, rights of set-off, claims or counterclaims against Lender with respect to the Loan Agreement or any other of the Loan Documents.  Borrower hereby waives, releases, and discharges Lender, its participants, and all directors, officers, employees, and agents of Lender and its participants, from any and all claims, demands, actions, or causes of action arising out of or in any way relating to the obligations evidenced by the Loan Agreement, and any of the other Loan Documents, including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Amendment related to the obligations evidenced by the Loan Agreement and the Loan Documents.

8.

Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.
10. Conditions. Lender’s agreements set forth herein are conditioned upon satisfaction of each of the following conditions:
(a) Corporate Proceedings. All proper corporate proceedings shall have been taken by Borrower to authorize this Amendment and the transactions contemplated hereby.

(b)

Documentation.  All instruments and proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Lender, and Lender shall have received on the date of this Amendment copies of all documents, including records of corporate proceedings, which it may have requested in connection therewith, including, without limitation, certified copies of resolutions adopted by the Board of Directors of Borrower, certificates of good standing, and certified copies of the Articles of Incorporation and By-Laws, and all amendments thereto, of Borrower.

(c) Loan Documents. Lender shall have received all other agreements, documents and instruments required by Lender.

(d)

No Default.  No event shall have occurred or be continuing which constitutes an Event of Default or which would constitute an Event of Default with the giving of notice or the lapse of time or both; and neither the business nor assets nor the condition, financial or otherwise, of Borrower shall have been adversely affected in any material manner as the result of any fire, explosion, accident, strike, riot, condemnation, act of God, or any other event or development.

(e) Payment of Fees. Borrower shall have paid all fees and expenses of Lender in regard to this Amendment and the transactions described herein.

(f)

Incumbency Certificate.  Lender shall have received an incumbency certificate, dated as of the date of this Amendment, executed by the Secretary or Assistant Secretary of Borrower, which shall identify by name and title and bear the signature of the officer of such Borrower authorized to sign this Amendment on behalf of Borrower.  Lender shall be entitled to rely upon such incumbency certificate in completing the transactions contemplated herein or in the Loan Documents and in all its other dealings with Borrower.

(g)

Disbursement Authorization.  Borrower shall have delivered to Lender such disbursement authorizations, draw requests, and other documents and writings as Lender shall have requested evidencing Borrower's request for disbursement of funds.

IN WITNESS WHEREOF, each of Borrower and Lender has caused this instrument to be executed under seal by its duly authorized officer as of the date first above written.

BORROWER:

1ST FRANLIN FINANCIAL CORPORATION,
a Georgia corporation

By: /s/ A. Roger Guimond
Name: A. Roger Guimond
Title: Vice President

[CORPORATE SEAL]

LENDER:

SOUTHTRUST BANK,
an Alabama banking corporation

By: /s/ R. Christopher Mallet
Name: R. Christopher Mallet
Title: Vice President

[BANK SEAL]